UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 11/12/2009

PURESPECTRUM, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-148158

Delaware	41-2233202
(State or Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)
340 Eisenhower Dr.
Building 600, Suite 610
Savannah, Georgia 31406
(Address of Principal Executive Offices, Including Zip Code)

912-961-4980
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 7.01.         Regulation FD Disclosure.

On November 12, 2009, the Company is hosting an informational meeting in Savannah for stockholders and other interested parties who are able to attend in person.  The materials to be distributed at the meeting are filed as Exhibits 99.1 and 99.2 to this report.

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Remarks by Lee L. Vanatta, President and CEO
99.2	Power Point Presentation

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PureSpectrum, Inc.

Date: November 12, 2009	By:	/S/ Lee L. Vanatta
Name: Lee L. Vanatta
Title: President and CEO